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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event Reported)  August 13, 1996
                                                  ---------------

                  AMERICAN INTERNATIONAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

     Nevada                    No. 0-14905              13-3130236
- -----------------            -------------           -------------
(State or other               (Commission            (I.R.S. Employer
jurisdiction of               File Number)           Identification No.)
incorporation
or organization)

444 MADISON AVENUE, SUITE 3203, NEW YORK, NEW YORK      10022
- --------------------------------------------------      -----
  (Address of principal executive offices)            (Zip Code)


                                  (212)688-3333
                                  -------------
              (Registrant's telephone number, including area code)

      -------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)
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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous independent accountants

         (i) On August 13, 1996, Price Waterhouse LLP resigned as the independent accountants of American International Petroleum Corporation.

         (ii) The reports of Price Waterhouse LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that Price Waterhouse LLP's most recent Report of Independent Accountants in the Registrant's financial statements included in its Form 10-K for the fiscal year ended December 31, 1995 was modified as to uncertainty relating to the Company's recurring losses from operations, working capital deficiency and certain unresolved contingencies.

         (iii)      N/A

         (iv) In connection with its audits for the two most recent fiscal years and through August 13, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements of such year.

         The Registrant has requested that Price Waterhouse LLP furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 19, 1996, is filed as Exhibit
16.1 to this Form 8-K.

(b)      New independent accountants

         The Registrant engaged Hein + Associates LLP as its new independent accountants as of August 13, 1996. During the two most recent fiscal years and through August 13, 1996, the Registrant has not consulted with Hein + Associates LLP on items which (1) involved the application of accounting principles or (2) concerned the subject matter of a disagreement or reportable event with the former auditor. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to retain the new independent accountants.

ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of businesses acquired - N/A
(b)      Pro forma financial information - N/A
(c)      Exhibits
         16.1 Letter re change in certifying accountant dated August 19, 1996.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:             August 19, 1996


                                       AMERICAN INTERNATIONAL
                                       PETROLEUM CORPORATION



                                       By: /s/ Denis J. Fitzpatrick
                                          -------------------------------------
                                            Denis J. Fitzpatrick
                                            Chief Financial Officer

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                                EXHIBIT INDEX

         16.1 Letter re change in certifying accountant dated August 19, 1996.